Exhibit 99.1

ORIGINOIL, INC.

AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to assist the Board of Directors (the “Board”) of Originoil, Inc. (the “Company”) in fulfilling its oversight responsibilities related to:

•	the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company’s financial statements;

•	the surveillance of administration, disclosure and financial controls;

•	the Company’s compliance with legal and regulatory requirements;

•	the Company’s monitoring and enforcement of its Code of Business Conduct and Ethics;

•	the qualifications and independence of any independent auditor of the Company; and

•	the performance of the Company’s internal audit function and the Company’s independent auditor(s).

The Audit Committee shall also prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

Composition

The Audit Committee shall be comprised of at least three directors each of whom (i) is “independent” under the rules of the NASDAQ Stock Market LLC, except as provided by NASDAQ Rule 4350(d), and the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, (ii) does not accept any consulting fee, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board, and (iii) is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Act”).  Members of the Audit Committee shall be appointed by the Board upon the recommendation of a majority of the independent directors and may be removed by the Board in its discretion.  All members of the Audit Committee must be able to read and understand financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) at the time of their appointment. In addition the Audit Committee must have at least one committee member that meets the requirements of an “Audit Committee Financial Expert,” as such term is defined in Item 401(e) of Regulation S-B and Item 401(h) of Regulation S-K.

Notwithstanding the immediately preceding paragraph, one director who is not “independent” under the rules of the NASDAQ Stock Market LLC, who does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board, who is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Act, and who is not a current officer or employee, or a spouse, parent, child, sibling, whether by blood, marriage or adoption, or a person who has the same residence as any current officer or employee may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, shall have determined that such person’s membership on the Audit Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement or Annual Report subsequent to such determination, the nature of the relationship, and the reasons for the determination.  Any such member appointed to the Audit Committee may only serve up to two years and may not chair the Audit Committee.

Members of the Committee shall serve at the pleasure of the Board and may be removed at the Board’s sole and absolute discretion.  Members shall serve until their successors shall be duly elected and qualified.  The Committee’s chairperson shall be designated by the full Board or, if the Board does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should have unrestricted access to and meet regularly with each of management, the principal internal auditor of the Company and the principal outside auditing firm to discuss any matters that the Audit Committee or either of these groups believes should be discussed. In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the Company’s financial statements.

The chairperson of the Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.  The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.  The Committee shall keep minutes of each of its meetings and report its actions and any recommendations to the Board after each of the Committee’s meetings.

The Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company’s bylaws, unless otherwise stated in the bylaws or by resolution of the Board or the Committee.  The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the outside auditing firms and the Company’s management.

Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

A. Financial Reporting Processes and Documents/Reports Review

1. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

2. Review and discuss with the independent auditor(s): (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm’s activities or on access to requested information, and any significant disagreements with management; (B) any reports of the outside auditing firms with respect to interim periods, as deemed appropriate by the Audit Committee; and (C) any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

3. Review and discuss with management and the independent auditor(s) the annual audited and quarterly unaudited financial statements of the Company, including (A) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical; and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

4. Obtain assurance from the independent auditor that it has reviewed the Company’s quarterly financial reports within the meaning of the procedures set forth in Statement on Auditing Standards No. 100 prior to the filing of the Company’s Form 10-Q for each quarter.

5. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

6. Review all press releases and publicly-distributed information of a financial nature prior to dissemination.

7. Evaluate whether management is setting the appropriate tone at the top by communicating the importance of strong control systems.

8. Review and discuss the adequacy of the Company’s internal controls, any significant deficiencies and material weaknesses in internal controls, and any significant changes in such controls with the Company’s independent auditors, internal auditors and management, and the adequacy of disclosures about changes in internal control over financial reporting.

9. Review with the Company’s independent auditors, internal auditors and management the adequacy and effectiveness of the Company’s information management systems.

10. Periodically review and discuss with the Company’s principal internal auditor the scope of the internal audit plan, results of the audits conducted by the Company’s internal auditors, inclusive of findings, recommendations, management’s response and any significant difficulties encountered during the course of the audit.

11. Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

12. Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.  Review and discuss with management (including the senior internal audit executive) and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report, if required, prior to the filing of the Company’s Form 10-K.

13. Review and timely discuss with management and the principal outside auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

14. Discuss with management any matters that could have a material impact on the Company’s financial statements.

15. Review annually reports of fees for audit, non-audit and legal fees for services rendered.

16. Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used; (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the principal independent auditors; and (C) other material written communications between the independent auditors and Company management, such as any management letter comments and schedule of unadjusted differences.

17. Review any material off-balance sheet transactions, arrangements and obligations (including contingent obligations) and any other relationships of the Company with unconsolidated entities that may have a current or future material effect on the Company’s financial statements.

18. Review with financial management and the principal outside auditing firm the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

19. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.

20. Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

21. Meet at least annually with the Chief Financial Officer and the independent auditor in separate executive sessions.

B. Independent Accountants

1. Approve in advance all auditing services and internal control-related services to be provided by the principal outside auditing firm, including any written engagement letter related thereto.

2. Establish policies and procedures for the engagement of the principal outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Act.

3. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Act with respect to critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and other material communications with management.

4. Have the authority to grant preapproval of audit and non-audit services that may be delegated to one or more designated members of the audit committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

5. Consider, at least annually, the independence of the principal outside auditing firm, including whether the outside auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review a written report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee’s conclusions with respect to the independence of the outside auditing firm.

6. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to such letter.  Such review should include:

A.	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

B.	any changes required in the planned scope of the internal audit; and

C.	the financial and accounting department responsibilities, budget and staffing;

7. Review annually a report by the independent auditors describing: (i) the independent auditors’ internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

8. Ensure rotation of the audit partners as required by law.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditors.

10. Establish policies for the hiring of employees and former employees of the outside auditing firm.

C. Outside Advisors

1. The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive funding for these appointments and ordinary administrative expenses from the Company.

D. Oversight of the Company’s Internal Audit Function

1. Review the appointment and replacement of the senior internal auditing executive.

2. Review the significant reports to management prepared by the internal auditing department and management’s responses.

3. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

E. Ethical and Legal Compliance

1. Review and update periodically the Code of Business Conduct and Ethics and ensure that management has established a system to enforce the Code of Business Conduct and Ethics.

2. Review and address any notifications regarding violations of the Company’s Code of Ethics and Business Conduct.

3. Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions, which refers to transactions required to be disclosed under Item 404 of Regulation S-K or Item 404 of Regulation S-B, as the case may be.

4. Review with the Company’s counsel any legal, tax or regulatory matter that could have a significant impact on the Company’s financial statements.

5. Establish procedures for the receipt, retention, treatment and communication to the Audit Committee of complaints received by the Company regarding violations of the Code of Business Conduct and Ethics (including suspected fraud), accounting, internal accounting controls or auditing matters.

6. Establish procedures for the confidential, anonymous submission by employees of concerns, including concerns regarding questionable accounting or auditing matters.

7. Approve all material related party transactions.

8. Obtain from the independent auditor assurance that Section 10A(b) of the Act has not be implicated.

9. Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Further, it is not the duty of the Audit Committee to conduct investigations or to ensure the Company and its employees comply with laws and regulations or the Company’s Code of Business Conduct and Ethics.

Adopted by Resolution of the Board of Directors
March 29, 2012

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